EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Transition Report on Form 20-F for the fiscal year ended April 30, 2008 ( the “Report”) for the purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Rubens Ometto Silveira Mello, the Chief Executive Officer of Cosan Limited, certify that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.

Date: September 30, 2009

By:	/s/ Rubens Ometto Silveira Mello
	Name:	Rubens Ometto Silveira Mello
	Title:	Chief Executive Officer